SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                January 15, 2003


                            IVORY CAPITAL CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Colorado                       33-24967                 84-1087170
         --------                       --------                 ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                                I.D. Number)


                             5459 South Iris Street
                            Littleton, Colorado 80123
                     --------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (303) 932-9998



                                       N/A
         (Former name and former address, if changed since last report)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective January 15, 2003, Angell & Deering, Certified Public Accountants ("Angell & Deering") resigned as the independent auditor and certifying accountant of Ivory Capital Corporation (the "Company"). This resignation occurred solely as a result of the partners of Angell & Deering joining the certified public accounting firm of Mayer Hoffman McCann, P.C. ("Mayer Hoffman McCann"). According to information provided to the Company by Angell & Deering's partner representative to the Company, all of the partners of Angell & Deering have become partners of Mayer Hoffman McCann.

     Angell & Deering's reports on the Company's consolidated financial statements for the fiscal years ended January 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Based upon the Company's most recent Form 10-KSB, the report of the former accountants was unqualified and contained a fourth explanatory paragraph describing going concern contingencies.

     During the Company's two most recently completed fiscal years, and through the date of Angell & Deering's resignation, there were no disagreements between the Company and Angell & Deering on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure which, if not resolved to Angell & Deering's satisfaction, would have caused the firm to make reference to the subject matter in connection with its reports on the Company's consolidated financial statements for either such fiscal year or for any reporting period since the Company's last fiscal year-end. During the Company's two most recently completed fiscal years, and through the date of Angell & Deering's resignation, there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

     The Company has engaged Mayer Hoffman McCann as the Company's new independent auditor and certifying accountant to audit the Company's consolidated financial statements for the year ending January 31, 2003. During the fiscal years ended January 31, 2002 and 2001, and through the date leading up to the engagement of Mayer Hoffman McCann, the Company did not consult Mayer Hoffman McCann with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     The Company provided Angell & Deering with a copy of the foregoing disclosures and requested that the firm furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Angell & Deering agrees with such disclosures. A copy of such letter is filed as Exhibit
99.1 to this Current Report.

ITEM 7.  EXHIBITS

Exhibit Number             Description
--------------             -----------

    99.1               Letter of Angell & Deering to the Securities and
                       Exchange Commission



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IVORY CAPITAL CORPORATION
                                       (Registrant)

                                       By  /s/  Philip J. Davis
                                          --------------------------------------
                                                Philip J. Davis
                                                Chief Executive Officer


Dated:   January 15, 2003